UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2017

______________
MICROVISION, INC.
 (Exact Name of Registrant as Specified in Charter)

Delaware	001-34170	91-1600822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6244 185th Avenue NE, Suite 100 Redmond, Washington 98052
(Address of Principal Executive Office) (Zip Code)
Registrant’s telephone number, including area code:  (425) 936-6847

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective November 13, 2017, Alexander Tokman resigned as Chief Executive Officer and Director of MicroVision, Inc. (the “Company”), and Perry M. Mulligan was appointed as Chief Executive Officer in addition to his role as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVISION, INC.

By:	/s/ David J. Westgor
Name:	David J. Westgor
Title:	Vice President, General Counsel & Secretary

Date:            November 15, 2017